UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2025

Nextracker Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41617	36-5047383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6200 Paseo Padre Parkway, Fremont, California 94555
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (510) 270-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001	NXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On February 14, 2025, Nextracker Inc. (the “Company”) and Nextracker LLC (the “Borrower”) entered into an amendment (the “Amendment”) to the Credit Agreement, dated as of February 13, 2023 (as amended from time to time, the “Credit Agreement”), by and among the Company, the Borrower, the other holding entities party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as the administrative agent.
The Amendment replaces the basket for permitted indebtedness for obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees (“Surety Bonds”), which was previously $1.0 billion, with a basket equal to (i) an unlimited amount of such Surety Bonds, so long as the pro forma Total Net Leverage Ratio (as defined in the Credit Agreement) does not exceed 2.75:1.00, or (ii) Surety Bonds equal to 200% of the Borrower’s Consolidated EBITDA (as calculated under the Credit Agreement), if the pro forma Total Net Leverage Ratio exceeds 2.75:1.00. In the case of clause (ii), any previously issued Surety Bonds will be permitted notwithstanding any subsequent fluctuations in the Total Net Leverage Ratio after such incurrence.
The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 is incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
On February 19, 2025, the Borrower also repaid in full all outstanding obligations under the term loan under the Credit Agreement.
The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 3 dated February 14, 2025 to the Credit Agreement, dated as of February 13, 2023, by and among Nextracker Inc., as Parent, Nextracker LLC, as Borrower, and the other parties thereto
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nextracker Inc.

By:	/s/ Bruce Ledesma
Bruce Ledesma
Chief Legal & Compliance Officer
Date: February 19, 2025